                                                                    EXHIBIT 23.8


                                     CONSENT

To the Board of Directors
First Bancorp
Troy, North Carolina

         I hereby consent to the reference to me as a person nominated to become a director of First Bancorp in the Registration Statement on Form S-4 filed by First Bancorp under the Securities Act of 1933, and in all amendments thereto.



                                                        /s/ John F. Burns
                                                        ------------------------
                                                        John F. Burns


April 3, 2000